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                              MARKS BROS. JEWELERS

                                  401(K) PLAN




                        Effective as of February 1, 1997



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                              MARKS BROS. JEWELERS
                                  401(K) PLAN

                               TABLE OF CONTENTS


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ARTICLE 1  TITLE, PURPOSE AND EFFECTIVE DATES................................ 1


ARTICLE 2  DEFINITIONS....................................................... 1


ARTICLE 3  PARTICIPATION..................................................... 4

     Section 3.1.  Eligibility for Participation............................. 4
     Section 3.2.  Applications for Before-Tax Contributions................. 5
     Section 3.3.  Transfer to Affiliates.................................... 5


ARTICLE 4  EMPLOYER CONTRIBUTIONS............................................ 6

     Section 4.1.  Before-Tax Contributions.................................. 6
     Section 4.2.  $7,000 Annual Limit on Before-Tax
                   Contributions............................................. 9
     Section 4.3.  Limitations Imposed by Section 401(k)(3)
                   of the Code on Contributions for Highly-
                   Compensated Eligible Employees............................10
     Section 4.4.  Limitation on Employer Contributions......................15


ARTICLE 5  TRUST AND INVESTMENT FUNDS........................................16

     Section 5.1.  Trust.....................................................16
     Section 5.2.  Investment Funds..........................................17


ARTICLE 6  PARTICIPANT ACCOUNTS AND INVESTMENT ELECTIONS.....................17

     Section 6.1.  Participant Accounts and Investment
                   Elections.................................................17
     Section 6.2.  Allocation of Net Income of Trust Fund and
                   Fluctuation in Value of Trust Fund Assets.................20
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     Section 6.3.  Allocations of Contributions Among
                   Participants' Accounts.....................................20
     Section 6.4.  Limitations on Allocations Imposed by
                   Section 415 of the Code....................................21
     Section 6.5.  Correction of Error........................................24
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ARTICLE 7  DISTRIBUTIONS......................................................24

     Section 7.1.  Distributions Upon Termination of
                   Employment.................................................24
     Section 7.2.  Time of Distribution.......................................26
     Section 7.3.  Designation of Beneficiary.................................27
     Section 7.4.  Distributions to Minor and Disabled
                   Distributees...............................................29


ARTICLE 8  SPECIAL PARTICIPATION AND DISTRIBUTION RULES
           RELATING TO REEMPLOYMENT OF TERMINATED EMPLOYEES
           AND EMPLOYMENT BY RELATED ENTITIES.................................29

     Section 8.1.  Change of Employment Status................................29
     Section 8.2.  Reemployment of an Eligible Employee Whose
                   Employment Terminated Prior to His or Her
                   Becoming a Participant.....................................30
     Section 8.3.  Reemployment of a Terminated Participant...................30
     Section 8.4.  Employment by an Affiliate.................................31
     Section 8.5.  Leased Employees...........................................31


ARTICLE 9  ADMINISTRATION.....................................................32

     Section 9.1.  The Committee..............................................32
     Section 9.2.  Claims Procedure...........................................36
     Section 9.3.  Procedures for Domestic Relations Orders...................37
     Section 9.4.  Notices to Participants, Etc...............................40
     Section 9.5.  Notices to Committee.......................................40
     Section 9.6.  Records....................................................40
     Section 9.7.  Reports of Trustee and Accounting to
                   Participants...............................................41


ARTICLE 10 PARTICIPATION BY OTHER EMPLOYERS...................................41

     Section 10.1. Adoption of Plan...........................................41
     Section 10.2. Withdrawal from Participation..............................41
     Section 10.3. Company as Agent for Employers.............................42
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ARTICLE 11  CONTINUANCE BY A SUCCESSOR........................................43


ARTICLE 12  MISCELLANEOUS.....................................................44

     Section 12.1.  Expenses..................................................44
     Section 12.2.  Non-Assignability.........................................44
     Section 12.3.  Employment Non-Contractual................................47
     Section 12.4.  Limitation of Rights......................................47
     Section 12.5.  Merger or Consolidation with Another Plan.................47
     Section 12.6.  Gender and Plurals........................................48
     Section 12.7.  Applicable Law............................................48
     Section 12.8.  Severability..............................................48
     Section 12.9.  No Guarantee..............................................48


ARTICLE 13  TOP-HEAVY PLAN REQUIREMENTS.......................................49

     Section 13.1.  Top-Heavy Plan Determination..............................49
     Section 13.2.  Definitions and Special Rules.............................50
     Section 13.3.  Minimum Contribution for Top-Heavy Years..................51
     Section 13.4.  Special Rules for Applying Statutory
                    Limitations on Benefits...................................52


ARTICLE 14  AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN
            AND TERMINATION...................................................53

     Section 14.1.  Amendment.................................................53
     Section 14.2.  Establishment of Separate Plan............................54
     Section 14.3.  Full Vesting upon Termination of
                    Participation or Partial Termination
                    of the Plan...............................................54
     Section 14.4.  Distribution upon Termination of the Plan.................55
     Section 14.5.  Trust Fund to Be Applied Exclusively for
                    Participants and Their Beneficiaries......................56
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                                   ARTICLE 1

                       TITLE, PURPOSE AND EFFECTIVE DATES


           The title of this Plan shall be the "Marks Bros. Jewelers 401(k) Plan". This Plan is effective February 1, 1997.


           This Plan is designated as a "profit sharing plan" within the meaning of section 1.401-1(a)(2)(ii) of the Regulations; and is also designated as an ERISA section 404(c) Plan within the meaning of section 2550.404c-1 of the Regulations.


                                   ARTICLE 2

                                  DEFINITIONS

           As used herein, the following words and phrases shall have the following respective meanings when capitalized:


           (1)  Account.  The account established for a Participant pursuant to
      Section 6.1 to which Before-Tax Contributions made on behalf of the Participant, if any, and any earnings (or losses) thereon are credited.

           (2) Affiliate. (a) A corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision or (d) any other entity that is required to be aggregated with an Employer pursuant to Regulations promulgated under section 414(o) of the Code.

           (3) Before-Tax Contributions. Contributions made on behalf of a Participant pursuant to Section 4.1.

           (4) Beneficiary. The person or persons entitled under Section 7.3 to receive benefits in the event of the death of a Participant.

           (5)  Code.  The Internal Revenue Code of 1986, as amended.

           (6)  Committee.  The committee appointed by the Company pursuant to
      Section 9.1 that administers the Plan.

           (7) Company. Marks Bros. Jewelers, Inc., a Delaware corporation, and any successor to such corporation that adopts the Plan pursuant to
      Article 11.

           (8)  Compensation. The total of all wages within the meaning of section 3401(a) of the Code (for purposes of income tax withholding at the source) paid by an Employer to an Employee while such person is an Eligible Employee during a Plan Year, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, increased by amounts not includible in the Employee's wages as a result of the Employee's election to have his or her compensation reduced pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code or a cafeteria plan described in section 125 of the Code or amounts that are otherwise excludible from gross income under sections 125, 402(e)(3), 402(h) and 403(b) of the Code. An Employee's "compensation" (within the meaning of section 415 of the Code) in excess of $150,000 (as adjusted for changes in the cost of living pursuant to section 401(a)(17) of the Code) shall not be taken into account for any purposes under the Plan.

           (9) Effective Date. The effective date of the Plan with respect to the Company shall be February 1, 1997 and in

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      the case of any other Employer shall be the date designated by such
      Employer.

           (10) Eligible Employee. An Employee other than (i) an Employee the terms of whose employment are subject to a collective bargaining agreement which does not provide for participation in this Plan, and (ii) an individual who performs services for an Employer, pursuant to an agreement (written or oral) that classifies such individual's relationship with the Employer as other than an Employee, regardless of whether such individual is at any time determined to be an Employee.

           (11) Employee. An individual whose relationship with an Employer is, under common law, that of an employee. An individual whose relationship with an Employer is that of a leased employee (within the meaning of section 414(n) of the Code) shall not be an Employee for any purpose under this Plan except to the extent provided in Section 8.5.

           (12) Employer. The Company and any other entity that, with the consent of the Company, elects to participate in the Plan in the manner described in Article 10 and any successor entity that adopts the Plan pursuant to Article 11. If any such entity withdraws from participation in the Plan pursuant to Section 10.2, or terminates its participation in the Plan pursuant to Section 14.4, such entity shall thereupon cease to be an Employer.

           (13) Entry Date. January 1, April 1, July 1 and October 1 of each Plan Year. The first Entry Date shall be October 1, 1997.

           (14) ERISA. The Employee Retirement Income Security Act of 1974, as amended.

           (15) Hour of Service. Each hour for which an Employee is directly or indirectly compensated by, or entitled to receive compensation from, an Employer, including hours for any period during which the Employee receives compensation without rendering services such as paid holidays, vacations, sick leave, disability leave, layoff (excluding severance pay), jury duty, military duty or leave of absence, but not exceeding 501 hours for any one period of consecutive such

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


      days. For purposes of determining the number of Hours of Service to be credited to an Employee, "compensation" shall include any back pay, irrespective of mitigation of damages, either awarded to the Employee or agreed to by an Employer. The computation of Hours of Service and the periods to which Hours of Service are credited shall be determined under uniform rules adopted by the Committee in accordance with Department of Labor regulations Section 2530.200b-2(b), (c) and (f).

           (16) Military Service. (a) Service on active duty, in time of national or local emergency, in the armed forces of the United States or of any State thereof; (b) service in the armed forces of the United States or of any State thereof under any compulsory service law; or (c) service in the armed forces of the United States or any of its allies in time of war in which the United States is engaged within the meaning of the Uniform Services Employment and Reemployment Act of 1994 for a period of not longer than five years.

           (17) Participant. An Eligible Employee who satisfies the conditions set forth in Section 3.1. An individual shall cease to be a Participant upon the complete distribution of his or her account under the Plan.

           (18) Plan. The plan herein set forth, and as from time to time amended.

           (19) Plan Year. For the initial Plan Year, the period beginning on February 1, 1997 and ending on December 31, 1997, and thereafter means the twelve-month period beginning on January 1 of each subsequent year.

           (20) Regulations. Written promulgations of the Department of Labor construing Title I of ERISA or the Internal Revenue Service construing the Code.

           (21) Trust. The Trust created by agreement between the Company and the Trustee, as from time to time amended.

           (22) Trust Fund. All money and property of every kind of the Trust held by the Trustee pursuant to the terms of the Trust agreement.



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           (23) Trustee.  The trustee that executes the Trust instrument provided for in Article 5, or any successor trustee or, if there is more than one trustee acting at any time, all of such trustees collectively.

           (24) Year of Service. The twelve month period, beginning on the first day an Employee is credited with one Hour of Service and each calendar year beginning with the calendar year that includes the first day the Employee is credited with one Hour of Service in which the Employee completes at least 1,000 Hours of Service.

           (25) Valuation Date. The last day of each calendar quarter of each Plan Year, or if such date is not a business day, the immediately preceding business day, and such other day as the Committee may designate.


                                   ARTICLE 3

                                 PARTICIPATION

           Section 3.1. Eligibility for Participation. Each Eligible Employee shall become a Participant as of the first Entry Date coinciding with or next following the 60th day after the date the Eligible Employee completes one Year of Service; provided, that for the first Entry Date, each Eligible Employee shall become a Participant as of October 1, 1997 if the Eligible Employee has completed one Year of Service as of September 30, 1997.


           Section 3.2. Applications for Before-Tax Contributions. At least 30 days (or such shorter period as may be designated by the Committee) prior to the date as of which an Eligible Employee

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desires to commence Before-Tax Contributions pursuant to Section 4.1, the
Eligible Employee shall make a request in the manner prescribed by the Committee specifying the Employee's chosen rate of Before-Tax Contributions pursuant to
Section 4.1. Such request shall authorize the Employee's Employer to reduce the Eligible Employee's Compensation by the amount of any such Before-Tax Contributions. The request shall also specify the Employee's investment elections pursuant to Section 6.1(b) and shall evidence the Employee's acceptance of and agreement to all provisions of the Plan. All requests to commence contributions shall be effective as of such time after the Committee (or its delegate) receives such request as shall be established by the Committee, provided, that all such requests shall be effective on an Entry Date or such other date specified by the Committee.


           Section 3.3. Transfer to Affiliates. If a Participant is transferred from one Employer to another Employer or from an Employer to an Affiliate, such transfer shall not terminate the Participant's participation in the Plan and such Participant shall continue to participate in the Plan until an event occurs that would have terminated his or her participation had the Participant continued in the service of an Employer until the occurrence of


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such event; provided, however, that a Participant shall not be entitled to make contributions to the Plan during any period of employment by any Affiliate that is not an Employer. Periods of employment with an Affiliate shall be taken into account only to the extent set forth in Section 8.4 (relating to employment by Affiliates). Payments received by a Participant from an Affiliate that is not an Employer shall not be treated as compensation for any purposes under the Plan.


                                   ARTICLE 4

                             EMPLOYER CONTRIBUTIONS

           Section 4.1. Before-Tax Contributions. (a) Initial Election. Subject to the limitations set forth in Sections 4.2 (relating to the $7,000 annual limit on Before-Tax Contributions), 4.3 (relating to limitations imposed by section 401(k)(3) of the Code on contributions for highly-compensated Eligible Employees), 4.4 (relating to the limitation on Employer contributions) and 6.4 (relating to limitations on allocations imposed by section 415 of the Code), each Employer shall contribute on behalf of each Participant who is an Employee of such Employer an amount equal to a whole percentage not less than 2 and not more than 15 percent of such Participant's Compensation for each payroll period as


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designated by the Participant in his or her request pursuant to Section 3.2.


           Before-Tax Contributions shall be delivered to the Trustee no later than as soon as practicable after the end of the month in which such contribution would otherwise have been paid to the Participant as Compensation.


           (b)  Changes in the Rate or Suspension of Before-Tax Contributions.
A Participant's Before-Tax Contributions shall pursuant to subsection (a) of this Section 4.1 continue in effect at the rate designated by a Participant in his or her request until the Participant changes such designation or suspends such contributions. A Participant may change such designation as of any Entry Date or any other date prescribed by the Committee by giving direction to the Committee (or its delegate) in the manner prescribed by the Committee. Any such direction shall be limited to the contribution rates described in subsection (a) of this Section 4.1.


           A Participant may suspend future Before-Tax Contributions by giving notice to the Committee (or its delegate)


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in the manner prescribed by the Committee.  A Participant who has ceased
Before-Tax Contributions pursuant to this subsection may resume Before-Tax Contributions by so directing the Committee (or its delegate) in the manner prescribed by the Committee. All directions to change the rate of, suspend or resume Before-Tax Contributions shall be effective as of such time after the Committee (or its delegate) receives any such direction as shall be established by the Committee, provided that such direction shall be effective as of an Entry Date or other date prescribed by the Committee following receipt by the Committee (or its delegate).


           (c) Military Service. Notwithstanding any provision of this Plan to the contrary, Before-Tax Contributions shall be permitted for periods of Military Service upon the Participant's reemployment by an Employer after such Military Service to the extent required by the Uniformed Services Employment and Reemployment Rights Act of 1994 and in accordance with section 414(u) of the Code.


           (d) Certain Restrictions on Key Employees' Before-Tax Contributions. Notwithstanding any provision of the Plan to the


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contrary, if for any Plan Year (the "Current Plan Year") the Committee
determines that the Plan has a substantial likelihood of being "top-heavy" within the meaning of section 416(g) of the Code or that the Plan was top-heavy for the immediately preceding Plan Year, no Participant who the Committee determines will be, or has a substantial likelihood of being, a key employee (as defined in section 416(i)(1) of the Code) with respect to the Current Plan Year (a "restricted employee") shall be allowed to make for the Current Plan Year any Before-Tax Contributions unless and until the Company, by resolution of its board of directors, determines that restricted employees are allowed for the Current Plan Year to make Before-Tax Contributions.


           Section 4.2. $7,000 Annual Limit on Before-Tax Contributions. (a) General Rule. Notwithstanding the provisions of Section 4.1 (relating to Before-Tax Contributions), a Participant's Before-Tax Contributions for any calendar year shall not exceed $7,000 (as adjusted for cost-of-living increases in accordance with section 402(g)(5) of the Code).


           (b) Correction of Excess Before-Tax Contributions. If for any calendar year a Participant determines that the aggregate


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of the (i) Before-Tax Contributions to this Plan and (ii) amounts contributed under other plans or arrangements described in section 401(k), 408(k) or 403(b) of the Code will exceed the limit imposed by subsection (a) of this Section 4.2 for the calendar year in which such contributions were made ("Excess Before-Tax Contributions"), such Participant shall, pursuant to such rules and at such time following such calendar year as determined by the Committee, be allowed to submit a written request that the Excess Before-Tax Contributions plus any income and minus any loss allocable thereto be distributed to him or her. The request described in this subsection shall be made in the manner and form prescribed by the Committee and shall state the amount of the Participant's Excess Before-Tax Contributions for the calendar year. The request shall be accompanied by the Participant's written statement that if such Excess Before-Tax Contributions are not distributed, such Excess Before-Tax Contributions, when added to amounts deferred under other plans or arrangements described under section 401(k), 408(k), or 403(b) of the Code will exceed the limit for such Participant under section 402(g) of the Code. A Participant shall be deemed to have made the request described in this Section 4.2(b) for a calendar year to the extent that the Before-Tax Contributions made on behalf of the Participant to this


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Plan alone exceed the limit imposed by subsection (a) of this Section 4.2 for the calendar year in which such contributions were made. A distribution of Excess Before-Tax Contributions (reduced by any amounts distributed pursuant to Section 4.3(c) (relating to adjustments to comply with section 401(k)(3) of the Code)), plus earnings, shall be made no later than the April 15 of the calendar year following the calendar year for which such Excess Before-Tax Contributions were made. The amount of any income or loss allocable to such Excess Before-Tax Contributions shall be determined pursuant to applicable Regulations. Notwithstanding the provisions of this paragraph, any such Excess Before-Tax Contributions shall be treated as "annual additions" for purposes of Section 6.4 (relating to limitations on allocations imposed by section 415 of the Code).


           Section 4.3. Limitations Imposed by Section 401(k)(3) of the Code on Contributions for Highly-Compensated Eligible Employees. (a) In General. Notwithstanding the provisions of Section 4.1 (relating to Before-Tax Contributions), if the Before-Tax Contributions for a Plan Year fail, or in the judgment of the Committee are likely to fail, to satisfy both of the tests set forth in paragraphs (1) and (2) of this subsection, the


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


adjustments prescribed in subsection (c) of this Section 4.3 shall be made.


           (1) The highly compensated average deferral percentage for such year does not exceed the product of the non-highly compensated average deferral percentage for such year multiplied by 1.25.

           (2)  The highly compensated average deferral percentage for such year
      (i) does not exceed the non-highly compensated average deferral percentage for such year by more than two percentage points, and (ii) does not exceed the product of the non-highly compensated average deferral percentage multiplied by 2.0.


           (b)  Definitions.  For purposes of this Section:


           (1) the "highly compensated average deferral percentage" for a Plan Year shall be the average of the ratios, calculated separately for each highly compensated eligible employee who is a Participant for such year to the nearest one-hundredth of one percent, of the Before-Tax Contributions made for the benefit of such highly compensated eligible employee for such Plan Year to the total compensation for such Plan Year paid to such highly compensated eligible employee;

           (2) the "non-highly compensated average deferral percentage" for a Plan Year shall be the average of the ratios, calculated separately for each person who was a non-highly compensated eligible employee and a Participant for the immediately preceding Plan Year (i.e., regardless of whether such person is a non-highly compensated eligible employee for the current Plan Year) to the nearest one-hundredth of one percent, of the Before-Tax Contributions made for such immediately preceding year for the benefit of such person to the total compensation of such person for such immediately preceding Plan Year; provided, that, solely for

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


      purposes of determining whether either of the tests described in paragraphs (a)(1) or (a)(2) of this Section 4.3 are satisfied for the Plan Year beginning February 1, 1997, the "non-highly compensated average deferral percentage" shall be deemed to be 3%;

           (3) the term "highly compensated eligible employee" shall mean any Eligible Employee who is a Participant, who performs service in the determination year and who is described in section 414(q) of the Code;

           (4) the term "non-highly compensated eligible employee" shall mean any Eligible Employee who is a Participant, who performs services in the determination year and is not a highly compensated eligible employee;

           (5)  the term "compensation" shall have the meaning set forth in section 414(s) of the Code or, in the discretion of the Committee, any other meaning in accordance with the Code for these purposes; and

           (6) if this Plan and one or more other plans of the Employer to which Before-Tax Contributions are made are treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section 4.3. If a highly compensated eligible employee participates in this Plan and one or more other plans of the Employer to which such contributions are made, all such contributions shall be aggregated for purposes of this Section 4.3.


           (c) Adjustments to Comply with Section 401(k)(3) of the Code. The Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether either of the tests set forth in paragraph (a)(1) or (a)(2) of this Section 4.3 shall be satisfied during a Plan Year, and, if it appears to the Committee that neither of

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


such tests will be satisfied, the Committee shall take such steps as it deems necessary or appropriate to reduce or otherwise adjust the Before-Tax Contributions contributed or to be contributed for all or a portion of such Plan Year on behalf of each Participant who is a highly compensated eligible employee to the extent necessary in order for one of such tests to be satisfied. The Committee shall make such reductions or other adjustments by calculating the maximum deferral percentage permissible for Participants who are highly compensated eligible employees under the tests set forth in paragraph (a)(1) and
(a)(2) of this Section 4.3. The Before-Tax Contributions made on behalf of each Participant who is a highly compensated eligible employee and whose deferral percentage for such Plan Year is the highest shall be reduced until such deferral percentage equals the greater of (A) the largest deferral percentage such that one of such tests shall be satisfied, and (B) the next highest deferral percentage of Before-Tax Contributions made for such Plan Year by any highly compensated eligible employee. If further reductions are necessary, then such contributions on behalf of each Participant who is a highly compensated eligible employee and whose deferral percentage for such Plan Year, after the reduction described in the preceding sentence, is the highest shall be reduced in

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


accordance with the previous sentence. Such reductions shall continue to be made to the extent necessary so that one of such tests shall be satisfied.


           If within 2-1/2 months after the close of a Plan Year the Committee determines that notwithstanding any reductions or other adjustments made during such Plan Year neither of the tests described in paragraph (a)(1) or (a)(2) of this Section 4.3 has been satisfied for such Plan Year, the Committee shall within such 2-1/2 month period make an additional reduction or adjustment pursuant to the first paragraph of this Section so that one of such tests is satisfied. The amount of such reductions, plus any income and minus any loss allocable thereto, shall be distributed pro rata, no later than the last day of the subsequent Plan Year, to each Participant who is a highly compensated eligible employee and who has the highest amount of Before-Tax Contributions until the amount of Before-Tax Contributions of each such Participant does not exceed the Before-Tax Contributions of each Participant who is a highly compensated eligible employee with the next highest amount of Before-Tax Contributions. Any Before-Tax Contributions that must be distributed which have not been distributed under the preceding sentence shall be successively


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


distributed pro rata to the Participants who are highly compensated eligible employees and who have the highest amount of Before-Tax Contributions in the manner described in the preceding sentence until the entire amount of the Before-Tax Contributions that must be distributed under this paragraph (c) have been distributed.


           The amount of Before-Tax Contributions to be distributed to a Participant pursuant to this Section shall be reduced by any Before-Tax Contributions previously distributed to such Participant pursuant to Section 4.2(b) (relating to correction of Excess Before-Tax Contributions) for such Plan Year. The amount of any income or loss allocable to any such reductions to be so distributed shall be determined pursuant to Regulations. The unadjusted amount of any such reductions so distributed shall be treated as "annual additions" for purposes of Section 6.4 (relating to limitations on allocations imposed by section 415 of the Code).


           Section 4.4. Limitation on Employer Contributions. The contributions of an Employer for any Plan Year shall not exceed the maximum amount for which a deduction is allowable to such


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


Employer for federal income tax purposes for the fiscal year of such Employer that coincides with such Plan Year.


           Any contribution made by an Employer by reason of a good faith mistake of fact, or the portion of any contribution made by an Employer that exceeds the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes by reason of a good faith mistake in determining the maximum allowable deduction, shall upon the request of such Employer be returned by the Trustee to the Employer. An Employer's request and the return of any such contribution must be made within one year after such contribution was mistakenly made or after the deduction of such excess portion of such contribution was disallowed, as the case may be. The amount to be returned to an Employer pursuant to this paragraph shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the Employer of the amount attributable to the mistaken contribution would cause the balance of any Participant's account as of the date such amount is to be returned (determined as if such date coincided with the close of a Plan Year) to be reduced to less than what would have been the balance of such account as of such date had the mistaken amount not been contributed, the amount to be returned to the Employer shall be limited so as to avoid such reduction.


                                   ARTICLE 5

                           TRUST AND INVESTMENT FUNDS

           Section 5.1. Trust. A Trust shall be created by the execution of a trust agreement between the Company and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the trust agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Committee directs in accordance with the Plan.


           Section 5.2. Investment Funds. The Trustee shall establish and maintain, or shall cause to be established and maintained, as directed by the Committee, one or more separate investment funds, which shall be invested as directed by the Committee. For purposes of the preceding sentence, the Committee may purchase a group annuity contract from an insurance company that permits investment in one or more separate investment funds. The Committee also may, from time to time, and in its sole discretion, segregate any of the assets held under any investment fund established pursuant to this Section 5.2 and allocate the investment results from such segregated assets among all or a portion of the accounts of Participants in such manner as it shall determine to be appropriate.


           All charges and expenses incurred in connection with the purchase and sale of investments for a fund shall be charged to such fund except to the extent such charges and expenses are paid by the Employers.


                                   ARTICLE 6

                              PARTICIPANT ACCOUNTS
                            AND INVESTMENT ELECTIONS


           Section 6.1. Participant Accounts and Investment Elections. (a) Participant Accounts. For each Participant the

Committee shall establish and maintain, or shall cause to be established and maintained, an account to which shall be credited all Before-Tax Contributions made on behalf of the Participant, if any, and any earnings (or losses) thereon. Such Account shall consist of investment accounts to which amounts contributed under the Plan shall be credited according to each Participant's investment elections pursuant to paragraph (b) of this Section 6.1, subject to the last sentence of the first paragraph of Section 5.2 (relating to the Committee's authority to segregate any of the assets held under any investment fund).


           Earnings and losses on investment of funds in each account shall be credited or debited to that account. All such accounts shall be for accounting purposes only, and there shall be no segregation of assets within the investment funds among the separate Participants' accounts.


           (b) Investment Election. Each Participant, as part of his or her request for participation described in Section 3.2, shall make an investment election that shall apply to the investment of contributions to be made on his or her behalf pursuant to Article 4 and any earnings on such contributions.

Such election shall specify that such contributions be invested either (i) wholly in one of the funds maintained or employed by the Trustee pursuant to subsection (a) of this Section 6.1 or (ii) divided among such funds in percentage increments established by the Committee from time to time. During any period in which no direction as to the investment of an Employee's account is on file with the Committee, contributions made on his or her behalf to the Plan will be invested in such manner as the Committee shall determine.


           (c) Change of Investment Election. Subject to such restrictions as may be imposed by the Committee, a Participant may elect as of the first day of each quarter Plan Year or at such other times specified by the Committee to change as of any Valuation Date his or her investment election applicable to all or any portion of his or her account balance. In addition, a Participant may elect as of the first day of any quarter Plan Year or such other times specified by the Committee to change as of any Valuation Date his or her investment election applicable to future contributions made pursuant to Article 4, as specified by the Participant. Such change shall be limited to the investment funds then maintained or employed by the Trustee pursuant to

Section 5.2. A Participant's change of investment election must be made in the manner prescribed by the Committee at least 30 days (or such shorter period as may be designated by the Committee) prior to the date as of which the change is to be effective. Any such change shall specify that such contributions be invested either (i) wholly in one of the funds maintained or employed by the Trustee pursuant to Section 5.2, or (ii) divided among such funds in percentage increments established by the Committee from time to time.


           Section 6.2. Allocation of Net Income of Trust Fund and Fluctuation in Value of Trust Fund Assets. In the event that contributions, income and losses are not otherwise specifically allocated to Participant accounts by the Trustee, as soon as practical after each Valuation Date, the net worth of each investment fund as of such Valuation Date shall be determined. If the net worth of such investment fund as so determined is more or less than the total of all balances credited as of such Valuation Date to the subaccounts of Participants invested in the investment fund as of such Valuation Date who are Participants as of such Valuation Date, the amount of any excess or deficiency shall be prorated and credited or charged to such subaccounts proportionally to the balances of such subaccounts as of the preceding Valuation Date after making all allocations for such preceding Valuation Date prescribed by this Article and after decreasing each such subaccount by any distributions from such subaccount during such period (but not less than zero), with any such decrease to be made in such manner as the Committee determines in its discretion to be necessary.


           Section 6.3. Allocations of Contributions Among Participants' Accounts. Before-Tax Contributions shall be allocated to the Account of each Participant for whom such contributions are made as soon as practical after such contributions are delivered to the Trustee or insurer maintaining a group annuity contract.


           Section 6.4. Limitations on Allocations Imposed by Section 415 of the Code. Notwithstanding any other provision of the Plan, the amount allocated to a Participant's accounts under the Plan for each Plan Year shall be limited so that (1) the aggregate annual additions to the Participant's accounts under this Plan and in all other defined contribution plans maintained by an Employer shall not exceed the lesser of (A) $30,000, and

(B) 25 percent of the Participant's compensation for such Plan Year; and, for Plan Years beginning before December 31, 1999 (2) the sum of (A) and (B) below shall not exceed 1.


           (A) The sum of the annual additions to the Participant's accounts in this Plan and aggregate annual additions to the Participant's accounts in all other defined contribution plans maintained by an Employer (computed as of the close of the Plan Year for which these computations are being made) for each Plan Year during which the Participant shall have participated in any such plan divided by the sum of, calculated with respect to each such Plan Year, the lesser of:

                (I) 125% of the maximum dollar amount which under section 415(c)(1)(A) of the Code could have been contributed on behalf of the Participant to a defined contribution plan for such year, and

                (II) 35% of the Participant's compensation, for such Plan Year.

           (B) The aggregate projected annual benefit of the Participant under all defined benefit plans maintained by an Employer (determined as of the close of the Plan Year for which such computations are made) divided by the lesser of

                (I)  125 percent of the maximum dollar limitation contained in section 415(b)(1)(A) of the Code as adjusted for increases in the cost of living pursuant to section 415(d) of the Code, and

                (II) 140 percent of the average of the Participant's compensation for the three consecutive calendar years of his or her participation in such defined benefit plans during which the Participant's compensation was the highest.

           If the amount to be allocated to a Participant's accounts pursuant to
Section 6.3 (relating to allocations of contributions among Participant's accounts) for a Plan Year would exceed the limitation set forth in clause (1) of this Section 6.4, such excess shall be reduced before allocations are made to the Participant's accounts. If in any Plan Year the annual additions of a Participant would exceed the limitation set forth in clause (1) of this Section
6.4 as a result of (i) a reasonable error in estimating a Participant's compensation, (ii) a reasonable error in determining the amount of Before-Tax Contributions that may be allocated to a Participant's account, or (iii) under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, then the Committee shall reduce the Participant's annual additions to the extent of such excess by reducing the Participant's Before-Tax Contributions allocated to his or her account and distributing to the Participant the amount by which his or her Before-Tax Contributions have been reduced, plus or minus any earnings attributable thereto, determined in accordance with Regulations.

           If, for Plan Years beginning before December 31, 1999, the amount to be allocated to a Participant's account under this Plan and the aggregate projected annual benefit of the Participant under all defined benefit plans maintained by his or her Employer for the Plan Year would exceed the limitations set forth in clause (2) of this Section, the adjustments described in the preceding paragraph shall be made but only after the benefits to which a Participant is entitled under all other qualified defined benefit plans maintained by his or her Employer have been reduced in accordance with the terms of any such plans to the maximum extent possible.


           For purposes of this Section 6.4, the "annual additions" for a Plan Year to a Participant's accounts in this Plan and in any other defined contribution plan maintained by an Employer is the sum during such Plan Year of:


           (i) the amount of Employer contributions and Employee contributions (but excluding any rollover contribution or direct transfers made to such plan) allocated to such Participant's accounts,

           (ii) the amount of forfeitures allocated to such Participant's accounts, and

           (iii) contributions allocated on behalf of the Participant to any individual medical benefit account as defined in section 415(l) of the Code.


For purposes of this Section 6.4, "defined contribution plan," "projected annual benefit" and "defined benefit plan" shall have the meanings set forth in section 415 of the Code and Regulations, and the term "Employer" shall include all Affiliates except that in defining Affiliates "more than 50 percent" shall be substituted for "at least 80 percent" where required by section 415(g) of the Code. In addition, for purposes of this Section 6.4, "compensation" shall mean a Participant's compensation reportable on a Form W-2, but excluding amounts so reportable on account of (i) a disposition of common stock of an Employer or Affiliate, pursuant to any stock purchase plan, (ii) moving expenses deductible under section 217 of the Code and (iii) other items receiving special tax treatment within the meaning of section 1.415-2(d)(2)(iv) of the Regulations.


           Section 6.5. Correction of Error. If it comes to the attention of the Committee that an error has been made in any of the allocations prescribed by this Article, appropriate adjustment shall be made to the accounts of all Participants and designated

Beneficiaries that are affected by such error, except that no adjustment need be made with respect to any Participant or Beneficiary whose account has been distributed in full prior to the discovery of such error.


                                   ARTICLE 7

                                 DISTRIBUTIONS


           Section 7.1. Distributions Upon Termination of Employment. (a) Vested Amount. If a Participant's employment with an Employer terminates for any reason whatsoever, the Participant, or his or her designated Beneficiary, as the case may be, shall be fully vested in the Participant's Account under the Plan as of the Valuation Date coinciding with or immediately following the date on which the Participant's termination of employment occurs.


           (b) Form of Distribution. Any distribution to which a Participant or Beneficiary, as the case may be, becomes entitled upon termination of employment shall be distributed in a lump sum.

           (c) Direct Rollover Option. In the case of a distribution from the Plan of at least $200 which is an "eligible rollover distribution" within the meaning of section 402 of the Code, a Participant (or surviving spouse of a Participant) may elect that all or any portion of such distribution shall be directly transferred as a rollover contribution from this Plan to (i) an individual retirement account described in section 408(a) of the Code, (ii) an individual retirement annuity described in section 408(b) of the Code, (iii) an annuity plan described in section 403(a) of the Code or (iv) another plan qualified under section 401(a) of the Code (the terms of which permit the acceptance of rollover contributions) (provided, however, that a surviving spouse of a Participant may only elect to have such distribution directly transferred to an individual retirement account or individual retirement annuity). Notwithstanding the foregoing, a Participant (or surviving spouse of a Participant) shall not be entitled to so elect to have an amount less than the total amount of such distribution transferred as a rollover contribution unless such portion equals at least $500.


           Section 7.2. Time of Distribution. Subject to paragraph (4) below, a Participant who has terminated employment shall receive distribution of his or her vested account balance as soon as administratively practical after the Valuation Date coinciding with or immediately following the later of (a) the date on which the Participant terminates employment and (b) the date on which the Participant attains age 65, except as provided below.


           (1) Early Distribution. A Participant who terminates employment prior to his or her 65th birthday may elect in writing to have distribution of his or her vested account balance commence within 60 days after any Valuation Date coinciding with or following the Participant's termination of employment.

           (2) Required Beginning Date. In the case of a Participant who is a "five percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2, a lump sum distribution paid during such Participant's lifetime shall be made not later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, regardless of whether such Participant has terminated employment.

           (3) Distributions Commencing After Participant's Death. A lump sum distributions made after the Participant's death shall be made within five years after the death of the Participant, except that if the Participant's Beneficiary is the Participant's spouse, distribution may be deferred until the date on which the Participant would have attained age 65 had he or she survived.

           (4) Small Benefits Payable in Lump Sum. Notwithstanding any provision of the Plan to the contrary, if the amount of the Participant's account balance to be distributed under this Section does not exceed $3,500, such amount shall be distributed as soon as administratively practical after the Valuation Date coinciding with or next following the Participant's termination of employment.

           Section 7.3. Designation of Beneficiary. Each Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively and that may be an entity other than a natural person) to receive any distribution to be made under Section 7.1 (relating to distributions upon termination of employment) upon the death of such Participant or, in the case of a Participant who dies subsequent to termination of his or her employment but prior to the distribution of the entire amount to which he or she is entitled under the Plan, any undistributed balance to which such Participant would have been entitled, provided, however, that no such designation (or change thereof) shall be effective if the Participant was married on the date of the Participant's death unless such designation (or change thereof) was consented to at the time of such designation (or change thereof) by the person who was the Participant's spouse, in writing, acknowledging the effect of such consent and witnessed by a notary public or a Plan representative, or it is established to the satisfaction of the Committee that such consent could not be obtained because the Participant's spouse cannot be located or such other circumstances as may be prescribed in Regulations. Subject to the preceding sentence, a Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change therein shall be made in the form prescribed by the Committee and shall be filed with the Committee. If (i) no Beneficiary has been named by a deceased Participant, (ii) such designation is not effective pursuant to the proviso contained in the first sentence of this Section 7.3, or (iii) the designated Beneficiary has predeceased the Participant, any undistributed balance of the deceased Participant shall be distributed by the Trustee at the direction of the Committee (a) to the surviving spouse of such deceased Participant, if any, or
(b) if there is no surviving spouse, to the surviving children of such deceased Participant, if any, in equal shares, or (c) if there is no surviving spouse or surviving children, to the surviving parents of such deceased Participant, if any, in equal shares, or (d) if there is no surviving spouse, surviving children or surviving parents, to the executor or administrator of the estate of such deceased Participant or (e) if no executor or administrator has been appointed for the estate of such deceased Participant within six months following the date of the Participant's death, in equal shares to the person or persons who would be entitled under the intestate succession laws of the state of the Participant's domicile to receive the Participant's personal estate.
The marriage of a Participant shall be deemed to revoke any prior designation of a Beneficiary made by him or her and a divorce shall be deemed to revoke any prior designation of the Participant's divorced spouse if written evidence of such marriage or divorce is received by the Committee.


           Section 7.4. Distributions to Minor and Disabled Distributees. Any distribution under this Article that is payable to a distributee who is a minor or to a distributee who, in the opinion of the Committee, is unable to manage his or her affairs by reason of illness or mental incompetency may be made to or for the benefit of any such distributee at such time consistent with the provisions of Section 7.2 (relating to time of distribution) and in such of the following ways as the legal representative of such distributee shall direct:
(a) directly to any such minor distributee, (b) to such legal representative,
(c) to a custodian under a Uniform Gifts to Minors Act for any such minor distributee, or (d) to some near relative of any such distributee to be used for the latter's benefit. Neither the Committee nor the Trustee shall be required to see to the application by any third party of any distribution made to or for the benefit of such distributee pursuant to this Section 7.4.


                                   ARTICLE 8

                     SPECIAL PARTICIPATION AND DISTRIBUTION
                       RULES RELATING TO REEMPLOYMENT OF
                            TERMINATED EMPLOYEES AND
                         EMPLOYMENT BY RELATED ENTITIES


           Section 8.1. Change of Employment Status. If an Employee who is not a Participant becomes eligible to participate because of a change in his or her employment status, such Employee shall become a Participant as of the date of such change if the Employee has satisfied the eligibility service requirement set forth in Section 3.1; otherwise the Employee shall become a Participant in accordance with Section 3.1 following satisfaction of the eligibility service requirement.


           Section 8.2. Reemployment of an Eligible Employee Whose Employment Terminated Prior to His or Her Becoming a Participant. (a) If the employment of an Eligible Employee terminated before the Employee satisfied the eligibility service requirement set forth in Section 3.1 and such Employee is thereafter reemployed by an Employer, such Employee shall be eligible to become a Participant in accordance with Section 3.1.


           (b) If the employment of an Eligible Employee terminated after he or she had satisfied the eligibility service requirement set forth in Section 3.1 but prior to becoming a Participant is reemployed by an Employer, he or she shall not be required to satisfy again such requirement and shall be eligible to become a Participant upon filing an application in accordance with Section 3.2.


           Section 8.3. Reemployment of a Terminated Participant. If a terminated Participant is reemployed, the Participant shall not be required to satisfy again the eligibility service requirement set forth in Section 3.1 and shall again become a Participant upon filing an application in accordance with
Section 3.2.


           Section 8.4. Employment by an Affiliate. If an individual is employed by an Affiliate, then any period of such employment shall be taken into account solely for the purposes of determining whether and when such individual is eligible to participate in the Plan under Article 3, when such individual has terminated his or her employment for purposes of Article 7 to the same extent it would have been had such period of employment been as an Employee of his or her Employer.


           Section 8.5. Leased Employees. If an individual who performed services as a leased employee (within the meaning of section 414(n)(2) of the Code) of an Employer or an Affiliate becomes an Employee, or if an Employee becomes such a leased employee, then any period during which such services were so performed shall be taken into account solely for the purposes of determining whether and when such individual is eligible to participate in the Plan under
Article 3 and determining when such individual has terminated his or her employment for purposes of Article 7 to the same extent it would have been had such service been as an Employee. This Section shall not apply to any period of service during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code.

                                   ARTICLE 9

                                 ADMINISTRATION


           Section 9.1. The Committee. (a) The Company shall be the named fiduciary and the "administrator" of the Plan within the meaning of such terms as used in ERISA. Pursuant to a resolution of the Board of Directors of the Company, or a committee thereof, the Company shall appoint the Committee, which shall consist of not less than three members, to be responsible for the administration of the provisions of the Plan, except for duties specifically vested in the Trustee. The Committee shall be a "named fiduciary" within the meaning of such term as used in ERISA for purposes of designating the investment funds under Section 5.2 and for purposes of appointing one or more investment managers as described in ERISA. The Company shall have the right at any time, with or without cause, to remove one or more members of the Committee. Any member of the Committee may resign and the resignation shall be effective upon delivery of the written resignation to the Company. Upon the resignation, removal or failure or inability for any reason of any member of the Committee to act hereunder, the Company shall appoint a successor. Any successor Committee member shall have all the rights, privileges and duties of the predecessor, but shall not be held accountable for the acts of the predecessor.


           (b) Any member of the Committee may, but need not, be an Employee, trustee or officer of an Employer and such status shall not disqualify such person from taking any action hereunder or render such person accountable for any distribution or other material advantage received by him or her under this Plan, provided that no member of the Committee who is a Participant shall take part in any action of the Committee or any matter involving solely his or her rights under this Plan.


           (c) Promptly after the appointment of the Committee and from time to time thereafter, and promptly after the appointment of any successor Committee, the Trustee shall be notified as to the names of the persons so appointed by delivery to the Trustee of a written instrument duly adopted by the Company making such appointments.


           (d) The Committee shall have the duty and authority to interpret and construe the Plan in regard to all questions of eligibility, the status and rights of Participants, distributees and other persons under the Plan, and the manner, time, and amount of payment of any distribution under the Plan. Each Employer shall, from time to time, upon request of the Committee, furnish to the Committee such data and information as the Committee shall require in the performance of its duties.


           (e) The Committee shall direct the Trustee to make payments of amounts to be distributed from the Trust under Article 7.


           (f) The Committee may allocate its responsibilities and may designate any person, persons, partnership or corporation to carry out any of its responsibilities with respect to administration of the Plan. Any such allocation or designation shall be reduced to writing and such writing shall be kept with the records of the Plan.


           (g) The Committee may act at a meeting or by written consent approved by a majority of its members. The Committee shall elect one of its members as chairman and appoint a secretary, who may or may not be a member of the Committee. The secretary shall keep a record of all meetings and forward all necessary communications to the Employers or the Trustee. All decisions of the Committee shall be made by the majority, including actions taken by written consent. The Committee shall be the Plan's agent for service of legal process and forward all necessary communications to the Trustee. The Committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.


           (h) The Committee shall discharge its duties with respect to the Plan
(i) solely in the interest of the Participants and Beneficiaries, (ii) for the exclusive purpose of providing benefits to Employees participating in the Plan and their Beneficiaries and of defraying reasonable expenses of administering the Plan and (iii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Employers hereby jointly and severally indemnify the Committee, the board of directors of the Company and the officers of the Company and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences result from their own willful misconduct.


           (i) The members of the Committee may not receive any compensation or fee from the Plan for services as members of the Committee.


           (j) The Committee may require a Participant or Beneficiary to complete and file certain applications or forms approved by the Committee and to furnish such information requested by the Committee. The Committee may rely upon all such information so furnished to it.


           (k) The Committee may employ such counsel (who may be of counsel for an Employer) and agents and may arrange for such clerical and other services as it may require in carrying out the provisions of the Plan.


           Section 9.2. Claims Procedure. Any Participant or distributee who believes he or she is entitled to benefits in an amount greater than those which he or she is receiving or has received may file a claim with the Committee. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The Committee shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of his or her decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the decision of the Committee with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the Plan. The Committee shall also advise the claimant that the claimant or his or her duly authorized representative may request a review by the Chairman of the Committee of the denial by filing with the

Chairman within 60 days after notice of the denial has been received by the claimant, a written request for such review. The claimant shall be informed that he or she may have reasonable access to pertinent documents and submit comments in writing to the Chairman within the same 60-day period. If a request is so filed, review of the denial shall be made by the Chairman of the Committee within, unless special circumstances require an extension of time, 60 days after receipt of such request, and the claimant shall be given written notice of the Chairman's final decision. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the Chairman's final decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.


           Section 9.3. Procedures for Domestic Relations Orders. If the Committee receives any written judgment, decree or order (including approval of a property settlement agreement) pursuant to domestic relations or community property laws of any state relating to the provision of child support, alimony or marital property rights of a spouse, former spouse, child or other dependent of a Participant and purporting to provide for the payment of all or a portion of the Participant's benefit under the Plan to or on behalf of one or more of such persons (such judgment, decree or order being hereinafter called a "domestic relations order"), the Committee shall promptly notify the Participant and each other payee specified in such domestic relations order of its receipt and of the following procedures. After receipt of a domestic relations order, the Committee shall determine whether such order constitutes a "qualified domestic relations order," as defined in Section 12.2(b), and shall notify the Participant and each payee named in such order in writing of its determination. Such notice shall be written in a manner calculated to be understood by the parties and shall set forth specific reasons for the Committee's determination, and shall contain an explanation of the review procedure under the Plan. The Committee shall also advise each party that the party or his or her duly authorized representative may request a review by the Committee's determination by filing a written request for such review. The Committee shall give each party affected by such request notice of such request for review. Each party also shall be informed that he or she may have reasonable access to pertinent documents and submit comments in writing to the Committee in connection with such request for review. Each party shall be given written notice of the Committee's final determination, which notice shall be written in a manner calculated to be understood by the parties and shall include specific reasons for such final determination. Any amounts subject to a domestic relations order which would be payable to the alternate payee prior to the determination that such order is a qualified domestic relations order shall be separately accounted for and not distributed prior to such determination. If within a reasonable time after receipt of written evidence of such order it is determined that such domestic order constitutes a qualified domestic relations order, the amounts so separately accounted for (plus any earnings thereon) shall be paid to the alternate payee. If within such reasonable period of time it is determined that such order does not constitute a qualified domestic relations order, the amounts so separately accounted for (plus any earnings thereon) shall be paid to such other persons, if any, entitled to such amounts at such time. Prior to the issuance of regulations, the Committee shall establish the time periods in which the Committee's determination, a request for review thereof and the review by the

Committee shall be made, provided that the total of such time periods shall not be longer than 18 months from the date written evidence of a domestic relations order is received by the Committee.


           The duties of the Committee under this Section may be delegated by the Committee to one or more persons other than the Committee.


           Section 9.4. Notices to Participants, Etc. All notices, reports and statements given, made, delivered or transmitted to a Participant or distributee or any other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to the Participant or distributee or such other person at the address last appearing on the records of the Committee. A Participant or distributee or other person may record any change of his or her address from time to time by written notice filed with the Committee.


           Section 9.5. Notices to Committee. Written directions, notices and other communications from Participants or distributees or any other person entitled to or claiming benefits under the Plan to the Committee shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be specified upon the forms prescribed by the Committee for the giving of such directions, notices and other communications or when mailed by first class mail with postage prepaid and addressed to the addressee at the address specified upon such forms.


           Section 9.6. Records. The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.


           Section 9.7. Reports of Trustee and Accounting to Participants. The Committee shall keep on file, in such form as it shall deem convenient and proper, all reports concerning the Trust Fund received by it from the Trustee, and the Committee may, as soon as possible after the close of each Plan Year, advise each Participant and Beneficiary of the balance credited to any account for his or her benefit as of the close of such Plan Year pursuant to Article 6 hereof.


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


                                   ARTICLE 10

                        PARTICIPATION BY OTHER EMPLOYERS


           Section 10.1. Adoption of Plan. With the consent of the Company, any entity may become a participating Employer under the Plan by (a) taking such action as shall be necessary to adopt the Plan, (b) becoming a party to the agreement establishing the Trust, and (c) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to such entity.


           Section 10.2. Withdrawal from Participation. Any Employer may withdraw from participation in the Plan at any time by filing with the Committee a duly certified copy of a written instrument duly adopted by the Employer to that effect and giving notice of its intended withdrawal to the Committee, the other Employers and the Trustee prior to the effective date of withdrawal. Any Employer, by action of its board of directors or other governing authority, may withdraw from the Plan and Trust after giving 90 days' notice to the Company, provided the Company consents to such withdrawal. Distribution may be implemented through continuation of the Trust, or transfer to another trust fund exempt from tax under section 501 of the Code, or to a group annuity contract qualified under section 401 of the Code, or distribution may be made as an immediate cash payment in accordance with the directions of the Committee; provided, however, that no such action shall divert any part of such fund to any purpose other than the exclusive benefit of the Employees of such Employer.


           Section 10.3. Company as Agent for Employers. Each entity that becomes a participating Employer pursuant to Section 10.1 or Article 11 by so doing shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Company to act as such agent shall continue unless and until the portion of the Trust Fund held for the benefit of Employees of the particular Employer and their Beneficiaries is set aside in a separate Trust Fund as provided in Section 14.2.

                                   ARTICLE 11

                           CONTINUANCE BY A SUCCESSOR


           In the event that the Employer is reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another entity succeeds to all or substantially all of the Employer's business, such successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Trust agreement. Contributions by the Employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of such successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, such successor entity shall not have elected to become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to Employees of such Employer as of the close of business on the 90th day following the effective date of such reorganization or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be, and the Committee shall direct the Trustee to distribute the portion of the Trust Fund applicable to such Employer in the manner provided in
Article 14.


           If such successor entity is substituted for an Employer by electing to become a party to the Plan as described above, then, for all purposes of the Plan, employment of such Employee with such Employer, including service with and compensation paid by such Employer, shall be considered to be employment with an Employer.


                                   ARTICLE 12

                                 MISCELLANEOUS


           Section 12.1.  Expenses.  Except as provided in the last sentence of
Section 5.2 (relating to expenses of investments for an investment fund), all costs and expenses incurred in administering the Plan and the Trust, including the expenses of the Committee, the fees of counsel and any agents for the Committee, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid by the Committee from the Trust Fund to the extent such expenses are not paid by the Employers. The Committee, in its sole discretion, having regard to the nature of a particular expense, shall determine the portion of such expense that is to be borne by each Employer.


           Section 12.2. Non-Assignability. (a) In general. It is a condition of the Plan, and all rights of each Participant and Beneficiary shall be subject thereto, that no right or interest of any Participant or Beneficiary in the Plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any Participant or Beneficiary in the Plan shall be liable for, or subject to, any obligation or liability of such Participant or Beneficiary, including claims for alimony or the support of any spouse, except as provided below.


           (b) Exception for Qualified Domestic Relations Orders. Notwithstanding any provision of the Plan to the contrary, if a Participant's account balance under the Plan, or any portion thereof, is the subject of one or more qualified domestic relations orders, as defined below, such account balance or portion thereof shall be paid to the person and at the time and in the manner specified in any such order. For purposes of this Section 12.2(b), "qualified domestic relations order" shall mean any "domestic relations order" as defined in Section 9.3 that creates (or recognizes the existence of) or assigns to a person other than the Participant (an "alternate payee") rights to all or a portion of the Participant's account balance under the Plan, and:


      (A)  clearly specifies

             (i) the name and last known mailing address (if any) of the Participant and each alternate payee covered by such order,

            (ii) the amount or percentage of this Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

           (iii) the number of payments to, or period of time for which, such order applies, and

            (iv) each plan to which such order applies;

      (B)  does not require

             (i) the Plan to provide any type or form of benefit or any option not otherwise provided under the Plan at the time such order is issued,

            (ii) the Plan to provide increased benefits (determined on the basis of actuarial equivalence), and

           (iii) the payment of benefits to an alternate payee that at the time such order is issued already are required to be paid to a different alternate payee under a prior qualified domestic relations order; and

      (C) does not require the commencement of payments to any alternate payee before the Valuation Date next following the date the Committee determines the domestic relations order is a qualified domestic relations order;



all as determined by the Committee pursuant to the procedures contained in
Section 9.3. Any amounts subject to a domestic relations order prior to determination of its status as a qualified domestic relations order that but for such order would be paid to the Participant shall be segregated pending such determination. If within the reasonable time period beginning with the date on which the first payment would be required to be made under a domestic relations order the Committee determines that the domestic relations order constitutes a qualified domestic relations order, the amount so segregated (plus any earnings thereon) shall be paid to the alternate payee. If such determination is not made within such reasonable time period, then the amount so segregated (plus any earnings thereon), shall, as soon as practicable after the end of such reasonable time period, be paid to the Participant. Any determination regarding the status of such order after such reasonable time period shall be


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


applied only to payments on or after the date of such determination.


           Section 12.3. Employment Non-Contractual. The Plan confers no right upon an Employee to continue in employment.


           Section 12.4. Limitation of Rights. A Participant or distributee shall have no right, title or claim in or to any specific asset of the Trust Fund, but shall have the right only to distributions from the Trust Fund on the terms and conditions herein provided.


           Section 12.5. Merger or Consolidation with Another Plan. A merger or consolidation with, or transfer of assets or liabilities to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each Participant, distributee, Beneficiary or other person entitled to receive benefits from the Plan would, if the Plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if the Plan were to terminate immediately before the merger, consolidation, or transfer.

           Section 12.6. Gender and Plurals. Wherever used in the Plan, words in the masculine gender shall include masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.


           Section 12.7. Applicable Law. The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Illinois to the extent such laws have not been preempted by applicable federal law.


           Section 12.8. Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.


           Section 12.9. No Guarantee. Neither the Committee, the Employer, nor the Trustee in any way guarantees the Trust from loss or depreciation nor the payment of any money that may be or become due to any person from the Trust Fund. Nothing herein contained shall be deemed to give any Participant, distributee, or

Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and the Trust Fund.


                                   ARTICLE 13

                          TOP-HEAVY PLAN REQUIREMENTS


           Section 13.1. Top-Heavy Plan Determination. If as of the determination date (as defined in Section 13.2) for any Plan Year (a) the sum of the account balances under the Plan and all other defined contribution plans in the aggregation group (as defined in Section 13.2) and (b) the present value of accrued benefits under all defined benefit plans in such aggregation group of all Participants in such plans who are key employees (as defined in Section 13.2) for such Plan Year exceeds 60 percent of the aggregate of the account balances and present value of accrued benefits of all participants in such plans as of the determination date (as defined in Section 13.2), then this Plan shall be a top-heavy plan for such Plan Year, and the requirements of Sections 13.3 and 13.4 shall be applicable for such Plan Year as of the first day thereof. If the Plan shall be a top-heavy plan for any Plan Year and not be a top-heavy plan for any subsequent Plan Year, the requirements of this Article 13 shall not be applicable for such subsequent Plan Year.


           Section 13.2. Definitions and Special Rules. (a) Definitions. For purposes of this Article, the following definitions shall apply:


           (1) Determination Date. The determination date for all plans in the aggregation group shall be the last day of the preceding Plan Year, and the valuation date applicable to a determination date shall be (i) in the case of a defined contribution plan, the date as of which account balances are determined which is coincident with or immediately precedes the determination date, and (ii) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the Plan Year that includes the determination date is prepared, except that if any such plan specifies a different determination or valuation date, such different date shall be used with respect to such plan.

           (2) Aggregation Group. The aggregation group shall consist of (a) each plan of an Employer in which a key Employee is a participant, (b) each other plan that enables such a plan to be qualified under section 401(a) of the Code, and (c) any other plans of an Employer that the Company designates as part of the aggregation group and that shall permit the aggregation group to continue to meet the requirements of sections 401(a) and 410 of the Code with such other plan being taken into account.

           (3)  Key Employee.  Key Employee shall have the meaning set forth in section 416(i) of the Code.

           (4)  Compensation.  Compensation shall have the meaning set forth in section 1.415-2(d) of the Regulations.

           (b) Special Rules. For the purpose of determining the accrued benefit or account balance of a Participant, the accrued benefit or account balance of any person who has not performed services for an employer at any time during the five-year period ending on the determination date shall not be taken into account pursuant to this Section, and any person who received a distribution from a plan (including a plan that has terminated) in the aggregation group during the five-year period ending on the last day of the preceding Plan Year shall be treated as a Participant in such plan, and any such distribution shall be included in such Participant's account balance or accrued benefit, as the case may be.


           Section 13.3. Minimum Contribution for Top-Heavy Years. Notwithstanding any provision of the Plan to the contrary, the sum of the Employer contributions under Article 4 allocated to the account of each Participant (other than a key Employee) during any Plan Year and the forfeitures allocated to the account of such Participant (other than a key Employee) during any Plan Year for which the Plan is a top-heavy plan shall in no event be less than the lesser of (i) three percent of such Participant's compensation during such Plan Year and (ii) the highest percentage at which contributions are made on behalf of any key Employee for such Plan Year. Such minimum contribution shall be made even if, under other provisions of the Plan, the Participant would not otherwise be entitled to receive an allocation or would receive a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service, or (ii) compensation of less than a stated amount. If, during any Plan Year for which this Section 13.3 is applicable, a defined benefit plan is included in the aggregation group and such defined benefit plan is a top-heavy plan for such Plan Year, the percentage set forth in clause (i) of the first sentence of this Section 13.3 shall be five percent. The percentage referred to in clause (ii) of the first sentence of this Section 13.3 shall be obtained by dividing the aggregate of contributions made pursuant to Article 4 and pursuant to any other defined contribution plan that is required to be included in the aggregation group (other than a defined contribution plan that enables a defined benefit plan that is required to be included in such group to be qualified under section 401(a) of the Code) during the Plan Year on behalf of such key Employee by such key Employee's compensation for the Plan Year. Notwithstanding the above, the provisions of this Section
13.3 shall not apply for any

Plan Year with respect to an Eligible Employee who has accrued the defined benefit minimum provided under section 416 of the Code under a qualified defined benefit plan maintained by an Employer or Affiliate.


           Section 13.4. Special Rules for Applying Statutory Limitations on Benefits. (a) In any Plan Year for which the Plan is a top-heavy plan, clause
(A)(I) of Section 6.4 (relating to limitations on allocations imposed by section 415 of the Code) shall be applied by substituting "100 percent" for "125 percent" appearing therein, unless, for such Plan Year, (i) the percentage of account balances of Participants who are key Employees determined under Section
13.1 does not exceed 90 percent, and (ii) Employer contributions and forfeitures allocated to the accounts of Participants who are not key Employees equals at least four percent of compensation of each such Participant.


           (b) In any Plan Year for which the Plan is a top-heavy plan, clause
(B)(I) of Section 6.4 (relating to limitations on allocations imposed by section 415 of the Code) shall be applied by substituting "100 percent" for "125 percent" appearing therein unless for any such Plan Year (i) the percentage of accrued benefits of Participants who are key Employees does not exceed 90 percent, and
(ii) the minimum accrued benefit of each Participant under all defined benefit plans in the aggregation group is at least three percent of his or her average compensation (determined under section 416(c) of the Code) multiplied by each Year of Service, not in excess of ten, for which such plans are top-heavy plans.


                                   ARTICLE 14

                      AMENDMENT, ESTABLISHMENT OF SEPARATE
                              PLAN AND TERMINATION


           Section 14.1. Amendment. The Company may at any time and from time to time amend or modify the Plan by resolution of the board of directors of the Company or by resolution of any person or persons duly authorized by resolution of the board of directors to take such action. Any such amendment or modification shall become effective on such date as the Company shall determine, including retroactively to the extent permitted by law, and may apply to Participants in the Plan at the time thereof as well as to future Participants.

           Section 14.2. Establishment of Separate Plan. If an Employer withdraws from the Plan under Section 10.2, the Committee shall determine the portion of the Trust Fund held by the Trustee that is applicable to the Participants and former Participants of such Employer and direct the Trustee to segregate such portion in a separate Trust Fund. Such separate Trust Fund shall thereafter be held and administered as a part of the separate plan of such Employer.


           The portion of the Trust Fund applicable to the Participants and former Participants of a particular Employer shall be the sum of:


           (a) the total amount credited to all accounts that are applicable to the Participants and former Participants of such Employer and

           (b) an amount that bears the same ratio to the excess, if any, of

               (i)  the total value of the Trust Fund over
               (ii) the total amount credited to all accounts

      as the total amount credited to the accounts that are applicable to the Participants of such Employer bears to the total amount credited to such accounts of all Participants.





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



           Section 14.3. Full Vesting upon Termination of Participation or Partial Termination of the Plan. In the event that any Employer terminates its participation in the Plan, or in the event of the partial termination of the Plan, the accounts of all Participants of such Employer, or of those Participants who are affected by the partial termination of the Plan, as the case may be, shall become fully vested and shall not thereafter be subject to forfeiture.


           Section 14.4. Distribution upon Termination of the Plan. Any Employer may at any time terminate its participation in the Plan by written instrument executed on behalf of the Employer by resolution of its Board of Directors to that effect. In the event of any such termination, the Committee shall determine the portion of the Trust Fund held by the Trustee that is applicable to the Participants and former Participants of such Employer and direct the Trustee to distribute such portion to Participants ratably in proportion to the balances of their respective accounts as follows:


           (a) The balance in any account shall be distributed to the distributee entitled to receive such account.

           (b) The remaining assets of the Trust Fund shall be distributed to Participants ratably in proportion to the balances of their respective accounts.


A complete discontinuance of contributions by an Employer shall be deemed a termination of such Employer's participation in the Plan for purposes of this
Section 14.4.


           Notwithstanding the preceding paragraph, no distribution shall be made to any Participant if a successor plan, as defined in Regulations, is established or maintained by the Participant's Employer except as otherwise provided in Section 7.1 (relating to distributions upon termination of employment).


           To the extent that no discrimination in value results, any distribution after termination or partial termination of the Plan may be made, in whole or in part, in cash, in securities or other assets in kind, or in non-transferable annuity contracts, as the Committee (in its discretion) may determine. All non-cash distributions shall be valued at fair market value at date of distribution.

           If the Internal Revenue Service refuses to issue an initial, favorable determination letter that the Plan and Trust Fund as adopted by an Employer meet the requirements of section 401(a) of the Code and that the Trust Fund is exempt from tax under section 501(a) of the Code, the Employer may terminate its participation in the Plan and shall direct the Trustee to pay and deliver the portion of the Trust Fund applicable to the Participants of such Employer, determined pursuant to Section 14.2, to such Employer and such Employer shall pay to Participants or their beneficiaries the part of such Employer's portion of the Trust Fund as is attributable to contributions made by Participants.


           Section 14.5. Trust Fund to Be Applied Exclusively for Participants and Their Beneficiaries. Subject only to the provisions of Section 4.4 (relating to the limitation on Employer contributions), 6.4 (relating to limitations on allocations imposed by section 415 of the Code) and 14.4 (relating to distribution upon termination of the Plan), and any other provision of the Plan to the contrary notwithstanding, it shall be impossible for any part of the Trust Fund to be used for or diverted to any purpose not for the exclusive benefit of

Participants and their Beneficiaries either by operation or termination of the Plan, power of amendment or other means.

           IN WITNESS WHEREOF, Marks Bros. Jewelers, Inc. has caused this instrument to be executed by its Chairman and attested by its Secretary, on this _______ day of ______________, 1997.




                                           MARKS BROS. JEWELERS, INC.



                                           By_______________________________
                                                       Chairman



ATTEST:



_______________________________
          Secretary